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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): December 18, 1996



                                DONNKENNY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              0-21940                              51-0228891
     ------------------------          ------------------------------------
     (Commission File Number)          (I.R.S. Employer Identification No.)

      1411 BROADWAY, NEW YORK, NEW YORK                     10018
   ----------------------------------------               ----------
   (Address of Principal Executive Offices)               (Zip Code)

                                 (212) 730-7770
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events
------   ------------

                  The Registrant has been informed by the United States Securities and Exchange Commission (the "Commission") that the Commission is conducting a formal investigation of various matters related to the Registrant's financial statements and trading in the Registrant's securities.

                  On December 18, 1996, Donnkenny, Inc. (the "Registrant") issued a press release, a copy of which is attached hereto as Exhibit 99.1, relating to the resignation of Richard Rubin as the Company's President and Chief Executive Officer and the appointment of Harvey Appelle as Chairman of the Registrant's Board of Directors. On that same date, the Registrant entered into a Settlement Agreement with Richard Rubin, a copy of which is attached hereto as Exhibit 99.2.


Item 6.  Resignations of Registrant's Directors
------   --------------------------------------

                  On November 19, 1996, Thomas E. Constance resigned his position as a member of the Board of Directors of the Registrant.

                  On December 18, 1996, Richard Rubin resigned his position as a member of the Board of Directors of the Registrant.


Item 7.  Financial Statements and Exhibits
------   ---------------------------------

(c)      Exhibits.

         99.1      Press Release, dated December 18, 1996, issued by the
                   Registrant.

         99.2 Settlement Agreement by and between the Registrant and Richard Rubin, dated December 18, 1996.










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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                DONNKENNY, INC.
                                (Registrant)


DATE:  December 19, 1996               By:        /s/ Harvey Horowitz
                                                 --------------------------
                                                 Name:       Harvey Horowitz
                                                 Title:      Vice President









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                                 EXHIBIT INDEX




Exhibit No.         Description                                     Page No.
-----------         -----------                                     --------
[S]            [C]                                                  [C]
99.1           Press Release, dated December 18, 1996,
               issued by Donnkenny, Inc.

99.2 Settlement Agreement by and between the Registrant and Richard Rubin, dated December 18, 1996.